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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2008

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            Colorado                      000-26017             58-2222646
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
         incorporation)                                     Identification No.)


940 Calle Amanecer Suite E
San Clemente, California                                                 92673
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (949) 542-7440



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 4.01         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 28, 2008, we appointed Stonefield Josephson, Inc. as our principal independent registered public accounting firm and dismissed KMJ Corbin & Company LLP ("KMJ") from this position. This change in principal independent registered public accounting firms was approved by our Board of Directors.

The audit report of KMJ on our financial statements for the years ended June 30, 2006 and June 30, 2007 expressed substantial doubt about our ability to continue as a going concern but did not contain any other adverse opinion or disclaimer of opinion or qualification. KMJ did not, during the applicable periods, advise us of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

The Company and KMJ did not, during our two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to KMJ's satisfaction, would have caused KMJ to make reference to the subject matter of the disagreement in connection with its reports.

We have requested KMJ to furnish a letter addressed to the Securities and Exchange Commission stating whether or not KMJ agrees with the statements in this Current Report. A copy of such letter dated April 30, 2008 is filed as exhibit 16 to this Current Report.

As explained in the first paragraph of this report, on April 28, 2008 Stonefield Josephson, Inc. assumed the position of the principal independent registered public accounting firm for the Company. At no time during the past two fiscal years or the subsequent interim period did we consult with Stonefield Josephson, Inc. regarding any of the enumerated items described in Item 304(a)(2) of Regulation S-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1     Letter from KMJ Corbin & Company LLP dated April 30, 2008

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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /s/ Michael Davies
    --------------------------
     Michael Davies, CEO

Dated:   May 1, 2008